Summary Prospectus

MAY 1, 2019

ProFund VP Government Money Market

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.profunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 888-PRO-FNDS (888-776-3637) or by sending an e-mail request to info@profunds.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 888-PRO-FNDS (888-776-3637) or send an email request to info@profunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund's Full Prospectus, which contains more information about the Fund and its risks. The Fund's Full Prospectus, dated May 1, 2019, and Statement of Additional Information, dated May 1, 2019, and as each hereafter may be supplemented, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at ProFunds.com/variable_products.html; by calling 888-PRO-3637 (888-776-3637) (financial professionals should call 888-PRO-5717 (888-776-5717)); or by sending an e-mail request to info@ProFunds.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

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Important Information About the Fund

An investment in ProFund VP Government Money Market (the "Fund") is not a bank deposit, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no guarantee that the Fund will do so, and you could lose money by investing in this Fund. All money market instruments can change in value when interest rates or an issuer's creditworthiness change or in response to other factors.

Investment Objective

The Fund seeks a high level of current income consistent with liquidity and preservation of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.

Annual Fund Operating Expenses
(expenses that you pay each year as a
percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.79%
Recoupment*	0.42%
Other Operating Expenses	0.37%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.79%
Fee Waivers/Reimbursements*	-0.44%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements*	1.35%

*  ProFund Advisors has contractually undertaken to waive its fees and/or reimburse expenses to maintain the minimum yield floor limit at 0.02% through April 30, 2020 ("Minimum Yield"). ProFund Advisors has also contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.35% through April 30, 2020. After such date, the expense limitation may be terminated or revised by ProFund Advisors. ProFund Advisors may recoup from the Fund any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, to the extent that such recoupment would not cause the Fund's net yield to fall below the Fund's previously determined Minimum Yield or the expenses to exceed the overall expense ratio limit in effect at the time of the waiver and/or reimbursement. The "Recoupment" line shows gross recoupment payments made by the Fund during its most recent fiscal year. In addition, at times during the fiscal year amounts were waived or reimbursed to the Fund — the gross amount of this waiver/reimbursement is shown separately in the "Fee Waivers/Reimbursements" line. The recoupment shown did not cause the Fund's expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed. Recoupments could negatively impact the Fund's future yield.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Government Money Market	$137	$521	$929	$2,069

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Principal Investment Strategies

The Fund invests substantially all, but at least 99.5% of its total assets, in cash, U.S. Government Securities, and/or repurchase agreements that are fully collateralized by these instruments. The Fund seeks to maintain a stable $1.00 share price and is subject to the requirements of Rule 2a-7 under the Investment Company Act of 1940. The Fund will invest principally in the financial instruments set forth below.

>  U.S. Government Securities — The Fund invests in obligations of the U.S. Department of the Treasury ("U.S. Treasury"), including Treasury bills and notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These debt securities carry different interest rates, maturities and issue dates.

>  Repurchase Agreements — Contracts in which a seller of securities, in this case U.S. Government securities, agrees to buy the securities back at a specified time and price.

In order to maintain a stable share price, the Fund maintains a dollar-weighted average maturity of 60 days or less. Generally, securities in the Fund are denominated in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. The Fund also may invest in securities that have features (such as interest rate readjustments and demand features) that reduce their effective maturities to 397 days or less on their purchase date.

Please see "Investment Objectives, Principal Investment Strategies and Related Risks" in the Fund's Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you

ProFund VP Government Money Market :: 3

should not expect that the sponsor will provide financial support to the Fund at any time.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund may come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Credit Risk — The Fund's performance could be hurt and the Fund's share price could fall below $1.00 if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to make a financial obligation. Some securities issued by U.S. government agencies or instrumentalities are backed by the full faith and credit of the U.S. government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the U.S. Government. This is because the U.S. government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.

Because of the rising U.S. government debt burden, it is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets and the Fund.

Counterparty Risk — The Fund will invest in repurchase agreements involving third parties (i.e., counterparties). The use of repurchase agreements involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund's ability to access such collateral, the value of an investment in the Fund may decline.

Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments will fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. Moderate economic recovery and recent policy changes may increase the likelihood that interest rates will rise. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of debt instruments with longer maturities typically fluctuates more in response to interest rate changes than debt instruments with shorter maturities. A low interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of current income and, at times, could impair the Fund's ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors. If there is an insufficient supply of U.S. government securities to meet investor demand, it could result in lower yields on such securities and increase interest rate risk for the Fund.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those securities. An inability to sell one or more portfolio securities can adversely affect the Fund's ability to maintain a $1.00 share price or prevent the Fund from being able to take advantage of other investment opportunities. Unusual market conditions, an unusually high volume of redemption requests or other similar conditions could cause the Fund to be unable to pay redemption proceeds within a short period of time. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund's ability to maintain a $1.00 share price.

Certain shareholders may from time to time own or control a significant percentage of the Fund's shares. These shareholders may include, for example, institutional investors and other shareholders whose buy-sell decisions are controlled by a single decision maker. Redemptions by these shareholders, or a high volume of redemption requests generally, may further increase the Fund's liquidity risk and may impact the Fund's ability to maintain a $1.00 share price.

Money Market Fund Risk — The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect ProFund Advisors to enter into support agreements or take other actions to maintain the Fund's $1.00 share price. The credit quality of the Fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund's share price. The Fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund.

Prepayment and Extension Risk — When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, the Fund may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Fund's income. When interest rates fall, issuers of high interest debt obligations may pay off the debts

4 :: ProFund VP Government Money Market

earlier than expected (prepayment risk), and the Portfolio may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may have the right to pay off the debts later than expected (extension risk), thus keeping the Fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Fund's yield and could hurt fund performance.

Security Selection Risk — While the Fund invests in short-term securities, which by nature should be relatively stable investments, it is possible that the securities in which the Fund invests will not perform as expected. This could cause the Fund's yield to lag behind those of similar money market funds and could result in a decline in share price.

Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company ("RIC") and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from "qualifying income," meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund's pursuit of its investment strategies will potentially be limited by the Fund's intention to qualify for such treatment and could adversely affect the Fund's ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund's net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

Please see "Investment Objectives, Principal Investment Strategies and Related Risks" in the Fund's Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund's investment results have varied from year to year, and the table shows the Fund's average annual total returns for various periods. This information provides some indication of the risks of investing in the Fund. The Fund's performance information reflects applicable fee waivers and expense limitations in effect during the period presented. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expenses waivers, the performance shown would have been lower.

Prior to May 2, 2016, the Fund operated with a different investment strategy. Performance may have been different if the Fund's current investment strategy had been in effect.

Annual Returns as of December 31 each year

Best Quarter (ended 12/31/2018): 0.21%;

Worst Quarter (ended 06/30/2012): 0.00%.

Average Annual Total Returns

For the period ended December 31, 2018

	One Year	Five Years	Ten Years	Inception Date
ProFund VP Government Money Market	0.42%	0.10%	0.06%	10/29/01

The 7-day yield (the income for the previous 7 days projected over a full year) for the Fund as of December 31, 2018 was 1.07%.

Management

The Fund is advised by ProFund Advisors.

Purchase and Sale of Fund Shares

Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions will generally not be taxable to you; please consult the prospectus or other information provided to you by the insurance company regarding the tax consequences of your contract or policy. If you are a holder of such a contract or policy, or if you are investing through a pension or retirement plan that is a tax-advantaged arrangement, you may be taxed later upon distributions with respect to or from those contracts or arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

ProFund VP Government Money Market :: 5

Payments to Insurance Companies and Other Financial Intermediaries

The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or may be a factor in the insurance company's decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary's website or consult the prospectus for the contract or policy.

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P.O. Box 182800

Columbus, OH 43218-2800

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800
Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717 (888) 776-5717
For All Others: (888) PRO-FNDS (888) 776-3637 Or: (614) 470-8122
Fax Number: (800) 782-4797

Website Address: ProFunds.com

Investment Company Act File No. 811-08239

PROVP-MAY19